Exhibit 99.1

FOR IMMEDIATE RELEASE

SHAKE SHACK WILL TEMPORARILY SHIFT TO A “TO-GO” MODEL

IN ALL COMPANY-OWNED U.S. RESTAURANTS

COMPANY WITHDRAWING FINANCIAL GUIDANCE FOR 2020

NEW YORK, March 16, 2020 -- Shake Shack (NYSE: SHAK), announced that starting today, it will temporarily shift to a “to-go” only operating model in all of its U.S. company-owned restaurants, as the COVID-19 situation continues to rapidly evolve. Guests will be able to place to-go orders in the restaurant, pre-order on shakeshack.com, the Shack App for pickup, or order for delivery through Grubhub and Seamless in all cities, as well as other providers such as Postmates, DoorDash, Caviar and UberEats in certain locales. Out of concern for the well-being of its guests, team members and community, dining rooms will be closed.

Shake Shack restaurants across the country may also be impacted by closures or reduced hours over the coming weeks.

“As we navigate this evolving situation, we’ll continue to act in the interest of the safety of our team and our guests,” said Randy Garutti, Shake Shack CEO. “We’re committed to doing our part as a company to play a proactive role in protecting our communities. I am endlessly inspired by and proud of our teams as they act quickly in these uncertain times, and grateful to our guests for their continued trust and support. When the time comes to re-open our dining rooms as the community gathering place we were born to be, our teams will be ready. Until, then we are thankful for the privilege to serve our guests safely.”

2020 Outlook

Due to the current unprecedented market conditions domestically and internationally, the Company is withdrawing financial guidance for the fiscal year ending December 30, 2020. Shake Shack will provide an update on the business on its First Quarter earnings call.

About Shake Shack

Shake Shack is a modern day “roadside” burger stand known for its 100% all-natural Angus beef burgers, chicken sandwiches and flat-top Vienna beef dogs (no hormones or antibiotics - ever), spun-fresh frozen custard, crinkle cut fries, craft beer and wine and more. With its fresh, simple, high-quality food at a great value, Shake Shack is a fun and lively community gathering place with widespread appeal. Shake Shack’s mission is to Stand for Something Good®, from its premium ingredients and caring hiring practices to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the company has expanded to more than 280 locations in 30 U.S. States and the District of Columbia, including more than 95 international locations in London, Hong Kong, Shanghai, Singapore, Philippines, Mexico, Istanbul, Dubai, Tokyo, Seoul and more.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the guidance set forth below. All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2020, expected Shack openings, expected same-Shack sales growth and trends in the Company’s operations. Forward-looking statements discuss the Company's current expectations and projections relating to its financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in the Company’s Form 10-K for the fiscal year ended December 25, 2019 filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshake.com or upon request from Shake Shack Inc. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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Contacts

Media:

Shake Shack

Kristyn Clark
kclark@shakeshack.com

or

Investors:

ICR

Melissa Calandruccio CFA

Michelle Michalski

investor@shakeshack.com